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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported):  June 19, 2000


                                CACHEFLOW INC.
        --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                     000-28139                 91-1715963
----------------------------   -----------------------    ----------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of Incorporation)                                         Identification Number)


                              650 Almanor Avenue
                         Sunnyvale, California  94086
                                (408) 220-2200
        --------------------------------------------------------------
       (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 5, 2000, CacheFlow Inc., a Delaware corporation ("CacheFlow") and SpringBank Networks, Inc., a Delaware corporation ("SpringBank"), consummated a merger (the "Merger") whereby Wildcat Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of CacheFlow ("Merger Sub"), was merged with and into SpringBank pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of June 3, 2000. SpringBank has survived the Merger as a wholly-owned subsidiary of CacheFlow.

     Pursuant to the Merger Agreement, each issued and outstanding share of common stock of SpringBank ("SpringBank Common Stock") was converted into the right to receive 0.2 shares of common stock of CacheFlow ("CacheFlow Common Stock"). In addition, each option to purchase SpringBank Common Stock outstanding at the time of the Merger under SpringBank's stock option plans was converted into an option to purchase 0.2 shares of CacheFlow Common Stock and the associated exercise price was adjusted accordingly.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS

     The Registrant will provide the financial statements required by paragraph
(a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

     (b)  PRO FORMA FINANCIAL INFORMATION

     The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

     (c)  EXHIBITS.

          2.1 Agreement and Plan of Reorganization, dated as of June 3, 2000, by and among CacheFlow Inc., Wildcat Merger Corporation, SpringBank Networks, Inc. and Soren Christensen (as Stockholders' Agent).
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CACHEFLOW INC.


DATE:  June 19, 2000          By:  /s/  Michael Johnson
                                 --------------------------------------------
                                   Michael Johnson
                                   Vice President, Chief Financial Officer and
                                   Secretary (Principal Financial and Accounting
                                   Officer)
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                               INDEX TO EXHIBITS


Exhibit Number                             Description
--------------                             -----------

     2.1 Agreement and Plan of Reorganization, dated as of June 3, 2000, by and among CacheFlow Inc., Wildcat Merger Corporation, SpringBank Networks, Inc. and Soren Christensen (as Stockholders' Agent)